UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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SANDISK CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

SANDISK CORPORATION

Meeting Information

Meeting Type:

Annual

For holders as of:

03/30/09

Date: 05/27/09

Time: 8:00 A.M., PDT

Location:

Corporate Headquarters

601 McCarthy Blvd.

Milpitas, CA 95035

SANDISK CORPORATION

601 MCCARTHY BLVD.

MILPITAS, CA 95035

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

ANNUAL REPORT/FORM 10-K COMBINED DOCUMENT

How to View Online:

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How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a

vote FOR the election of the Nominees

listed below, FOR proposals 2-5, and

AGAINST proposals 6 and 7.

1. Election of Directors

Nominees:

01) Dr. Eli Harari

02) Irwin Federman

03) Steven J. Gomo

04) Eddy W. Hartenstein

05) Catherine P. Lego

06) Michael E. Marks

07) Dr. James D. Meindl

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2010.

3. To approve amendments to the Company’s Certificate of Incorporation that would eliminate cumulative voting to permit the Company to effectively implement a majority voting standard for the election of Directors.

4. To approve amendments to the Company’s 2005 Incentive Plan that would increase the number of authorized shares under the Company’s 2005 Incentive Plan by an additional 5,000,000 shares.

5. To approve amendments to the Company’s 2005 Incentive Plan that would increase the number of awards without cash consideration permitted to be issued from 10% to 25% of the shares authorized under the Company’s 2005 Incentive Plan.

6. To consider and vote on a stockholder proposal relating to majority voting for Directors, if properly presented at the Annual Meeting.

7. To consider and vote on a stockholder proposal relating to the annual production of a detailed sustainability report by the Company, if properly presented at the Annual Meeting.

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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